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                                                                    Exhibit 10.2


                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT is made as of July 21, 2000, by and between Joseph Seebach ("Pledgor") and Primix Solutions Inc., a Delaware corporation ("Pledgee").

         Section 1. PLEDGE OF STOCK. Pledgor hereby pledges, assigns, grants a first priority security interest in, and delivers to Pledgee the Stock (as hereinafter defined), to be held by Pledgee subject to the terms and conditions hereinafter set forth, the certificates for which, accompanied by stock powers or other appropriate instruments of assignment thereof duly executed by Pledgor, have been delivered to Pledgee.

         Section 2. DEFINITIONS.

                  (a) The term "STOCK" as used herein includes the shares of capital stock described in EXHIBIT A attached hereto. The term "Stock" shall further include all cash or non-cash income from the shares of Stock pledged hereunder, all increases therein and proceeds thereof, other than income, increases or proceeds received by Pledgor pursuant to ss.6 hereof, and any dividend paid in respect of the Stock in the form of additional shares of stock, options to purchase stock, warrants or convertible securities (a "Non-Cash Dividend").

                  (b) The term "OBLIGATIONS" as used herein means all indebtedness, obligations and liabilities of Pledgor to Pledgee, whether now existing or hereafter arising, under that certain Promissory Note in the face amount of EIGHT HUNDRED THOUSAND DOLLARS ($800,000) made by Pledgee in favor of Pledgor on July 21, 2000 (the "Note") and all future advances or loans given by Pledgee to Pledgor under any other arrangements.

                  (c) The term "Event of Default" as used herein shall mean the occurrence of an event of default under the Note.

         Section 3. SECURITY FOR OBLIGATIONS. This Agreement and the pledge of the Stock hereunder is made in favor of Pledgee as security for the Obligations. Upon a prepayment of the principal amount of the Note made by Pledgor to the Pledgee from time to time the number of shares of Stock pledged hereunder shall be proportionately reduced by the amount of such prepayment relative to the original principal amount of the Note.

         Section 4. LIQUIDATION, RECAPITALIZATION, ETC. Any sums paid upon or with respect to any of the Stock upon the liquidation or dissolution of the issuer thereof shall be paid over to Pledgee to be held by it as security for the Obligations; and in case any distribution of capital shall be made on or in respect of any of the Stock or any property shall be distributed upon or with respect to any of the Stock pursuant to the recapitalization or reclassification of the capital of the issuer thereof or pursuant to the reorganization thereof, the capital or property so distributed shall be delivered to Pledgee to be held by it as security for the Obligations. All sums of money and property paid or distributed in respect of the Stock upon such a liquidation,



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dissolution, recapitalization or reclassification which are received by Pledgor shall, until paid or delivered to Pledgee, be held in trust for Pledgee as security for the Obligations.

         Section 5. WARRANTY OF TITLE. Pledgor warrants that: (a) Pledgor is the lawful, record and beneficial owner of the Stock; (b) the Stock is not subject to any pledge, lien, security interest, charge, option, restrictions or other encumbrances except the security interest created by this Agreement; (c) Pledgor has the power, authority and legal right to pledge all of such Stock pursuant to this Agreement; (d) no person has any present or future right (conditional, preemptive or otherwise) to acquire, vote, register or restrict the transfer of the Stock; and (d) the execution and delivery of this Agreement and the pledging of the Stock hereunder do not contravene any law or any rule or regulation thereunder or any judgment, decree or order of any tribunal, or conflict with, or result in a breach of or default under, or give a rise of acceleration under, any agreement or instrument to which Pledgor is a party or any of Pledgor's property is bound.

         Section 6. DIVIDENDS, VOTING, ETC., PRIOR TO MATURITY. So long as no Event of Default has occurred and is continuing, Pledgor shall be entitled to receive all cash dividends paid in respect of the Stock, to vote the Stock and to give consents, waivers and ratifications in respect of the Stock, PROVIDED that no vote shall be cast, or consent, waiver or ratification given or action taken which would be inconsistent with or violate any provisions of this Agreement, and PROVIDED FURTHER, that upon an Event of Default, Pledgee may cause the Stock to be transferred into its own name as collateral security. All such rights of Pledgor to receive cash dividends shall cease in case an Event of Default shall have occurred and be continuing. All such rights of Pledgor to vote and give consents, waivers and ratifications with respect to the Stock shall, at Pledgee's option, as evidenced by Pledgee notifying Pledgor of such election, cease in case an Event of Default shall have occurred and be continuing. In the event that a Non-Cash Dividend shall be paid in respect of the Stock, Pledgor shall promptly deliver to Pledgee the certificates issued in connection with such Non-Cash Dividend, if any, together with stock powers or other appropriate instruments of assignment thereof duly executed by Pledgor.

         Section 7. REMEDIES. If an Event of Default shall have occurred and be continuing, Pledgee shall thereafter have the following rights and remedies (to the extent permitted by applicable law) in addition to the rights and remedies of a secured party under the Uniform Commercial Code of Massachusetts, all such rights and remedies being cumulative, not exclusive, and enforceable alternatively, successively or concurrently, at such time or times as Pledgee deems expedient:

                  (a) If Pledgee so elects and gives notice of such election to Pledgor, Pledgee may vote any or all shares of the Stock and give all consents, waivers and ratifications in respect of the Stock and otherwise act with respect thereto as though it were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Pledgee the proxy and attorney-in-fact of Pledgor, with full power of substitution, to do so);

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                  (b) Pledgee may demand, sue for, collect or make any
compromise or settlement Pledgee deems suitable in respect of the Stock;

                  (c) Pledgee may sell, resell, assign and deliver, or otherwise dispose of any or all of the Stock, for cash and/or credit and upon such terms at such place or places and at such time or times and to such persons, firms, companies or corporations as Pledgee thinks expedient, all without demand for performance by Pledgor or any notice or advertisement whatsoever except such as may be required by law; and

                  (d) Pledgee may cause all or any part of the Stock held by it to be transferred into its name or the name of its nominee or nominees.

         Pledgee may enforce its rights hereunder without any other notice and without compliance with any other condition precedent now or hereunder imposed by statute, rule of law or otherwise (all of which are hereby expressly waived by Pledgor, to the fullest extent permitted by law). Pledgor acknowledges that ten (10) calendar days' notice of any public sale or of that date on or after which a private sale may be effected is reasonable notice. Pledgee may buy any part or all of the Stock at any public sale, and if any part or all of the Stock is of a type customarily sold in a recognized market or is of the type which is the subject of widely-distributed standard price quotations, Pledgee may buy at a private sale and may make payments thereof by any means. Pledgee may apply the cash proceeds actually received from any sale or other disposition of the Stock to the reasonable expenses of retaking, holding, preparing for sale, selling and the like, to reasonable attorneys' fees, and all legal expenses, travel and other expenses which may be incurred by Pledgee in attempting to collect the Obligations or to enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and then to the Obligations, and any surplus shall be paid to Pledgor.

         Pledgor recognizes that Pledgee may be unable to effect a public sale of the Stock by reason of certain prohibitions contained in the Securities Act of 1933, as amended, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers or to a public sale which is restricted to residents of the Commonwealth of Massachusetts. Pledgor agrees that any such private sales or such restricted public sales may be at prices and other terms less favorable to the seller than if sold at public sales and that such private sales or such restricted public sales shall not by reason thereof be deemed not to have been made in a commercially reasonable manner. Pledgee shall be under no obligation to delay a sale of any of the Stock for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended, even if the issuer would agree to do so.

         In all events, Pledgee shall give Pledgor not less than ten (10) calendar days' written notice of any proposed disposition of the Stock.

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         Section 8. MARSHALLING. Pledgee shall not be required to marshal any present or future security for (including but not limited to this Agreement and the Stock pledged hereunder), or guarantees of, the Obligations, or to resort to such security or guarantees in any particular order; and all of its rights hereunder and in respect of such security and guarantees shall be cumulative and in addition to all other rights, however existing or arising. To the extent that he lawfully may, Pledgor hereby agrees that he will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Pledgee's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and to the extent that it lawfully may Pledgor hereby irrevocably waives the benefits of all such laws.

         Section 9. PLEDGOR'S OBLIGATIONS NOT AFFECTED. The obligations of Pledgor hereunder shall remain in full force and effect without regard to, and shall not be impaired by: (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Pledgee; (b) any exercise or nonexercise, or any waiver, by Pledgee of any right, remedy, power or privilege under or in respect of the Obligations or any of any security therefor (including this Agreement); (c) any amendment to or modification of any instrument (other than this Agreement) securing any of the Obligations; or (d) the taking of additional security for, or any guaranty of, any of the Obligations or the release or discharge or termination of any security or guaranty for any of the Obligations; whether or not Pledgor shall have notice or knowledge of any of the foregoing.

         Section 10. TRANSFER, ETC., BY PLEDGOR. Without the prior written consent of Pledgee, Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Stock or any interest therein, except for the pledge thereof provided for in this Agreement.

         Section 11. FURTHER ASSURANCES. Pledgor will, from time to time, execute and deliver to Pledgee all such other and further instruments and documents and take or cause to be taken all such other and further action as Pledgee may reasonably request in order to effect and confirm more securely in Pledgee all rights contemplated in this Agreement.

         Section 12. PLEDGEE'S EXONERATION. Under no circumstances shall Pledgee be deemed to assume any responsibility for or obligation or duty with respect to the Stock or any matter or proceedings arising out of or relating thereto, other than to exercise reasonable care in the physical custody of the Stock. Pledgee shall not be required to take any action of any kind to collect, preserve or protect its or Pledgor's rights in the Stock or against other parties thereto, other than to exercise reasonable care in the physical custody of the Stock.

         Section 13. NO WAIVER, ETC. No act, failure or delay by Pledgee shall constitute a waiver of its rights and remedies hereunder or otherwise. No single or partial waiver by Pledgee of any default or right or remedy which it may have shall operate as a waiver of any other default,



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right or remedy or of the same default, right or remedy on a future occasion.
Pledgor hereby waives presentment, notice of dishonor and protest of all instruments, included in or evidencing any of the Obligations, and any and all other notices and demands whatsoever (except as expressly provided herein).

         Section 14. NOTICE, ETC. All communications herein provided shall be in writing and shall be sufficient if sent by United States mail, registered or certified, postage prepaid, delivered by messenger, overnight delivery service or facsimile, addressed as follows:

         If to Pledgor, at the address set forth below Pledgor's signature.

         If to Pledgee:               Primix Solutions Inc.
                                      One Arsenal Marketplace, 2nd Floor
                                      Watertown, MA 02172
                                      Facsimile: (617) 923-6565
                                      Attention:  Chief Financial Officer

or to such other address as the party to receive any such communication or notice may have designated by written notice to the other party.

         Any notice given pursuant to this Section shall be deemed to have been given and received when actually delivered, upon receipt of electronic confirmation if by facsimile, one business day after dispatch by a recognized overnight delivery service, or three business days after mailing by certified or registered mail with proper postage affixed and return receipt requested.

         Section 15. TERMINATION. This Agreement shall terminate at such time as all of the Obligations shall have been paid in full, and upon such termination, Pledgor shall be entitled to the return of such Stock in the possession or control of Pledgee as has not theretofore been disposed of pursuant to the provisions hereof and as to which Pledgee has not received notice of a junior pledge, together with any moneys and other property of Pledgor at the time held by Pledgee hereunder.

         Section 16. MISCELLANEOUS PROVISIONS.

                  (a) Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a written instrument expressly referring to this Agreement and to the provisions so modified or limited, and executed by the party to be charged.

                  (b) This Agreement is personal and may not be assigned by Pledgor. This Agreement and all obligations of Pledgor hereunder shall be binding upon his heirs, executors and administrators. Pledgee shall have the right to assign this Agreement, without any restriction, and Pledgee's rights and remedies under this Agreement shall inure to the benefit



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of its assigns and successors by way of merger, consolidation or sale of substantially all of the assets or stock of Pledgee.

                  (c) This Agreement and the obligations of Pledgor hereunder shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

                  (d) The descriptive section headings have been inserted for convenience of reference only and do not define or limit the provisions hereof. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

                  (e) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall be deemed to be one and the same instrument.

                  (f) To the extent permitted by applicable law, Pledgor hereby waives trial by jury in any proceeding brought for the interpretation or enforcement of this Agreement or for a determination of the rights of the parties hereunder.

         Section 17. CONSENT TO JURISDICTION. Pledgor and Pledgee irrevocably consent and submit to the jurisdiction of the United States District Court for the District of Massachusetts, and the Courts of the Commonwealth of Massachusetts in connection with any action proceeding of claim arising our of or relating to this Agreement and/or any instrument or document required hereby or incident or collateral hereto.


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IN WITNESS WHEREOF, Pledgor and Pledgee have caused this Agreement to be duly executed as of the date first above written.

                                     "PLEDGOR"



                                      -----------------------------------------
                                      Joseph Seebach

                                      Address:

                                      -----------------------------------------

                                      -----------------------------------------


                                      "PLEDGEE"

                                      PRIMIX SOLUTIONS INC.



                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:

SPOUSE'S CONSENT:

I, as the spouse of Joseph Seebach, acknowledge that I have read the foregoing Stock Pledge Agreement, that I understand the contents thereof, and that I hereby waive any and all rights to the Stock described therein, to the extent such rights conflict with rights of Pledgee thereunder.



-------------------------
Name:


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                                    EXHIBIT A


ISSUER                                           CLASS OF STOCK                       NUMBER OF SHARES

Primix Solutions Inc.                            Common Stock                         200,000